Components of Working Capital - Other Current Assets Table (Details) - USD ($) $ in Thousands		Dec. 31, 2015	Dec. 31, 2014
Other Current Assets [Line Items]
Natural gas liquids inventory		$ 2,403	$ 5,316
Imbalance receivables		2,122	415
Prepaid insurance		2,998	3,217
Other		1,034	1,879
Total other current assets	[1],[2]	$ 8,557	$ 10,827

[1]	Financial information as of December 31, 2015, has been recast to include the financial position and results attributable to the Springfield system, and the financial information as of December 31, 2014, has been recast to include the financial position and results attributable to the Springfield and DBJV systems. See Note 1 and Note 2.
[2]	Other current assets includes imbalance receivables from affiliates of zero and $0.2 million as of December 31, 2015 and 2014, respectively.